                                                                   EXHIBIT 10.32


                                   ALLOY, INC.
         COMPENSATION ARRANGEMENTS FOR CERTAIN NAMED EXECUTIVE OFFICERS

Fiscal year ended January 31, 2005 ("Fiscal 2004") bonuses and fiscal year ending January 31, 2006 ("Fiscal 2005") salaries have been set for certain named executive officers of Alloy, Inc. as follows:

Named Executive         Position                          Fiscal 2004 Bonus     Fiscal 2005 Salary   Other Compensation
----------------        --------                          -----------------     ------------------   ------------------

Matthew C. Diamond      Chief Executive Officer and
                        Chairman                          None                  $420,000                $31,232.67(1)

James K. Johnson, Jr.   President and Chief Financial
                        Officer/Chief Operating Officer   None                  $420,000                $31,601.97(1)

Samuel. A. Gradess      Executive Vice President          None                  $150,000                $37,247.57(1)

Robert Bernard          Chief Executive Officer,          $120,000 payable in   $600,000                $20,000.00(3)
                        Merchandise Division              cash and 100,000
                                                          options(2)


(1) Represents dollar value of insurance paid by Alloy, Inc. with respect to a split dollar life insurance policy, which policy, including death benefits, will be assigned to the Company during Fiscal 2005.

(2) 25,000 options vesting on each of March 7, 2006, 2007, 2008 and 2009.

(3) Represents amount paid to Mr. Bernard to be applied to a term life insurance policy for the benefit of a beneficiary to be designated by Mr. Bernard.